SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ________________________

                                    FORM 8-K

                             _______________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2001

                            INDIANA GAS COMPANY, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA

                 (State or Other Jurisdiction of Incorporation)

         1-6494                                                    35-0793669
(Commission File Number)                       (IRS Employer Identification No.)


                              20 N.W. Fourth Street
                            Evansville, Indiana 47741
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (812) 465-5300

 Item 7.  Financial Statements and Exhibits.

     On October 31, 2000, Vectren Corporation, the public utility holding company of Indiana Gas Company, Inc. (the Company), completed the acquisition of the natural gas distribution assets from The Dayton Power and Light Company, a wholly owned subsidiary of DPL, Inc. The business will operate under the name Vectren Energy Delivery of Ohio, Inc. (VEDO). Under the acquisition structure, the Company holds a 47 percent undivided ownership interest and VEDO has a 53 percent undivided ownership interest. (Refer to the Company's Form 8-K filed November 15, 2000 and Form 10-Q filed November 14, 2000 for further discussion.)

     The following statements and exhibits are included:

     (a) Audited financial statements of The Dayton Power & Light Company's natural gas retail distribution business for the year ended December 31, 1999 and unauditied interim financial statements of same as of September 30, 2000 and for the nine month periods ended September 30, 2000 and 1999.

     (b) Pro forma financial statements of Indiana Gas Company, Inc. for the year ended December 31, 1999 and as of September 30, 2000 and for the nine months ended September 30, 2000.

     (c) The following exhibits are filed as part of this report:

               Exhibit 23 - Consent of PricewaterhouseCoopers LLP


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INDIANA GAS COMPANY, INC.
                                         (Registrant)


Dated: January 16, 2001                  By: /s/ M. Susan Hardwick
                                            ----------------------------------
                                            M. Susan Hardwick
                                            Vice President and Controller

                                    Index


                                                                        Pages

Audited Financial Statements

     Report of Independent Accountants                                     1

     Statement of Income for the Year Ended December 31, 1999              2

     Statement of Cash Flows for the Year Ended December 31, 1999          3

     Balance Sheet as of December 31, 1999                                 4

     Statement of Owner's Net Investment for the
        Year Ended December 31, 1999                                       5

     Notes to Financial Statements                                       6-9

Unaudited Interim Financial Statements

     Interim Statement of Income for the nine-month periods ended
      September 30, 2000 and 1999                                         10

     Interim Statement of Cash Flows for the nine-month periods ended
      September 30, 2000 and 1999                                         11

     Interim Balance Sheet as of September 30, 2000                       12

     Notes to Interim Financial Statements                             13-14

                        Report of Independent Accountants

To the Board of Directors and Shareholder of The Dayton Power & Light Company



In our opinion, the accompanying balance sheet and the related statements of income, of cash flows and of owner's net investment present fairly, in all material respects, the financial position of The Dayton Power & Light Company's natural gas retail distribution business (the Gas Business) at December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Gas Business's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Dayton, Ohio
December 15, 2000

The Dayton Power & Light Company
Natural Gas Retail Distribution Business


Statement of Income
For the Year Ended December 31, 1999
(In Thousands)


Revenues
    Revenues from external customers                 $ 214,979
    Related party revenues                               3,887
                                                    ----------

        Total revenues                                 218,866
                                                    ----------

Expenses
    Gas purchased for resale                           129,916
    Gas purchased for related parties                    1,386
    Operation and maintenance                           29,180
    Depreciation and amortization                        8,117
    General taxes                                       23,070
                                                    ----------

        Total expenses                                 191,669
                                                    ----------

Income before income taxes                              27,197

Income taxes                                             9,204
                                                    ----------

        Net income                                   $  17,993
                                                    ----------

     The accompanying notes are an integral part of the financial statements.

The Dayton Power & Light Company
Natural Gas Retail Distribution Business


Statement of Cash Flows
For the Year Ended December 31, 1999
(In Thousands)

Operating activities
    Net income                                                       $  17,993
    Adjustments:
      Depreciation and amortization                                      8,117
      Deferred income taxes                                              7,824
      Accounts receivable                                                8,921
      Inventories                                                        6,400
      Accounts payable                                                   2,484
      Accrued taxes                                                     (4,389)
      Accrued purchased gas                                             (5,473)
      Other deferred credits                                             2,992
      Other                                                             (5,304)
                                                               ----------------

        Net cash provided by operating activities                       39,565
                                                               ----------------

Investing activities
    Capital expenditures                                                (9,587)
                                                               ----------------

Financing activities
    Net cash reverted to The Dayton Power & Light Company              (29,978)
                                                               ----------------

Cash and temporary cash investments
    Net change                                                               -
    Balance at beginning of year                                             -
                                                               ----------------

    Balance at end of year                                               $   -
                                                               ----------------

     The accompanying notes are an integral part of the financial statements.

The Dayton Power & Light Company
Natural Gas Retail Distribution Business


Balance Sheet
As of December 31, 1999
(In Thousands)

Assets
Property:
    Gas property                                                      $ 330,760
    Accumulated depreciation and amortization                          (142,413)
                                                                      ---------

        Net property                                                    188,347
                                                                      ---------

Current assets:
    Cash and temporary cash investments                                       -
    Accounts receivable, less provision for uncollectible
     accounts of $780                                                    42,629
    Inventories, at average cost                                         41,954
    Taxes applicable to subsequent years                                 18,391
    Other                                                                19,630
                                                                      ---------

        Total current assets                                            122,604
                                                                      ---------

Other assets                                                              4,036
                                                                      ---------

        Total assets                                                  $ 314,987
                                                                      ---------

Capitalization and liabilities
Capitalization:
    Owner's net investment in
        Natural Gas Retail Distribution Business                      $ 196,478
                                                                      ---------

Current assets:
    Accounts payable                                                     22,669
    Accrued taxes                                                        25,788
    Accrued purchased gas                                                15,743
    Customer construction advances                                        6,563
    Deferred taxes                                                        8,027
    Other                                                                 2,242
                                                                      ---------

        Total current liabilities                                        81,032
                                                                      ---------

Deferred credits and other:
    Deferred taxes                                                       12,163
    Income taxes refundable through future revenues                       4,444
    Unamortized investment tax credit                                     3,198
    Insurance and claims costs                                            1,121
    Other                                                                16,551
                                                                      ---------

        Total deferred credits and other                                 37,477
                                                                      ---------

        Total capitalization and liabilities                          $ 314,987
                                                                      ---------

     The accompanying notes are an integral part of the financial statements.

The Dayton Power & Light Company
Natural Gas Retail Distribution Business


Statement of Owner's Net Investment
For the Year Ended December 31, 1999
(In Thousands)

Owner's net investment in Natural Gas Retail Distribution
     Business at December 31, 1998                                   $ 208,463

Add:  Net income                                                        17,993

Less:  Cash reverted to The Dayton Power & Light Company               (29,978)
                                                                     ---------

Owner's net investment in Natural Gas Retail Distribution Business
 at December 31, 1999                                                $ 196,478
                                                                     ----------

     The accompanying notes are an integral part of the financial statements.

The Dayton Power & Light Company
Natural Gas Retail Distribution Business


Notes to Financial Statements
December 31, 1999
(In Thousands)

1.       Basis of Presentation

         On October 31, 2000, The Dayton Power & Light Company (DP&L), a subsidiary of DPL Inc., sold its natural gas retail distribution business (the Gas Business) to Vectren Energy Delivery of Ohio, Inc. and Indiana Gas Company, Inc. pursuant to the terms of an asset purchase agreement dated December 14, 1999. Prior to the sale, the Gas Business operated as a division of DP&L. The Gas Business sells natural gas to residential, commercial, industrial and governmental customers in a 6,000 square mile area of West Central Ohio and provides natural gas to over 300,000 customers in 16 counties.

         The accompanying financial statements are presented on a carve-out basis and include the historical operations of the Gas Business. The assets and liabilities of the Gas Business have been reflected in these financial statements at DP&L's historical cost. The financial information in these financial statements does not include certain expenses and adjustments that may have been incurred had the Gas Business been a separate, independent company, and may not necessarily be indicative of results that would have occurred had the Gas Business been a separate, independent company during the periods presented or of the future results of the Gas Business. The accompanying financial statements have been prepared on a historical basis and do not reflect any effects related to the sale of the Gas Business. For the year ended December 31, 1999, the net income of the Gas Business was equal to its comprehensive income.

2.       Summary of Significant Accounting Policies

         The policies utilized by the Gas Business in the preparation of the financial statements conform to generally accepted accounting principles and require management to make estimates and assumptions that affect the reported amount of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates and assumptions. All allocations of costs and estimates included in the accompanying financial statements are based on assumptions that management believes are reasonable under the circumstances. However, these allocations and estimates are not necessarily indicative of the costs and expenses that would have resulted if the Gas Business had been operating as a separate entity.

         All charges and allocations of costs for facilities, functions and services performed by DP&L, which are discussed in more detail in Note 4, have been charged to owner's net investment by the Gas Business in the period in which the cost was recorded in the financial statements.

         General taxes included in the Income Statement represent expenses for taxes other than income taxes, such as property, use and employee related taxes.

         Revenues

         Revenues include amounts charged to customers through gas recovery clauses, which are adjusted periodically for changes in such costs. Related costs that are recoverable or refundable in future periods are deferred along with the related income tax effects. Also included in revenues are amounts charged to customers through a surcharge for recovery of arrearages from certain eligible low-income households. The Gas Business records revenue for services provided but not yet billed to more closely match revenues with expenses.

         Property, Maintenance and Depreciation

         Property is shown at its original cost. Cost includes direct labor and material and allocable overhead costs. When a unit of property is retired, the original cost of that property plus the cost of removal less any salvage value is charged to accumulated depreciation. Maintenance costs and replacements of minor items of property are charged to expense. Depreciation expense is calculated using the straight-line method which depreciates the cost of property over its estimated useful life. Depreciation rates utilized by the Gas Business during the year ended December 31, 1999 averaged approximately three percent.

3.       Regulatory Matters

         The Gas Business applies the provision of the FASB Statement No. 71, "Accounting for the Effects of Certain Types of Regulation". This accounting standard provides for the deferral of costs authorized for future recovery by regulators. As of December 31, 1999, $14,669 and $3,290 of regulatory assets are included in other current assets and other assets, respectively, on the Balance Sheet.

4.       Related Party Activities

         Cash Management

         DP&L uses a centralized cash management system. Cash deposits from the Gas Business are transferred to DP&L on a daily basis, and DP&L funds the Gas Business disbursements as required. No interest has been charged or credited to transactions with the Gas Business.

         Shared Services

         DP&L provides certain general and administrative services to the Gas Business including finance, legal, information systems, benefits, advertising, customer services and facilities. The costs of these shared services (excluding employee benefits which are discussed below) are included in the Income Statement of the Gas Business generally based on the Gas Business's revenues, customers, employees or properties in relation to total DPL Inc. revenues, customers, employees or properties, as applicable. Management believes these methods of cost allocation are reasonable. Such costs during the year ended December 31, 1999 totaled approximately $10,900.

         Employee Benefits

         DP&L provides certain employee benefits to the Gas Business including health care, dental care, life insurance, long-term disability, pension plans, and savings plans. The costs of these benefits are included in the Income Statement of the Gas Business based on labor utilization, which management believes to be reasonable. Such costs during the year ended December 31, 1999 totaled approximately $1,500.

         Insurance and Claims Costs

         The Gas Business receives certain property and liability, business interruption, and other risk insurance coverage from an affiliate subsidiary of DPL Inc. Costs charged to the Gas Business for this insurance coverage are based on the Gas Business' properties in relation to total DPL, Inc. properties, which management believes to be reasonable. The Gas Business incurred approximately $600 of insurance premium and claims costs in 1999, which are reflected in the Income Statement.

5.       Income Taxes

         U.S. income tax payments, refunds, credits, provision and deferred tax components have been allocated to the Gas Business in accordance with DP&L's tax allocation policy. Such policy allocates tax components included in the consolidated income tax return of DPL Inc. to the Gas Business to the extent such components were generated by or related to the Gas Business. Such allocation results in income tax expense that would have resulted if the Gas Business was a stand-alone entity.

          The provision for income taxes of the Gas Business consisted of the following for the year ended December 31, 1999:

          Computation of Tax Expense
          Federal income tax (a)                                       $  9,519
          Increase (decreases) in tax from -
              Depreciation                                                  149
              Investment tax credit amortized                               (81)
              Other, net                                                   (383)
                                                                      ----------

                  Total tax expense                                    $  9,204
                                                                      ----------

        (a)   The statutory rate of 35 percent
                was applied to pre-tax income.

        Components of Tax Expense
        Taxes currently payable                                        $  1,380
        Deferred taxes -
            Depreciation and amortization                                 1,374
            Fuel and gas costs                                            1,406
            Insurance and claims costs                                       48
            Other                                                         5,077
        Deferred investment tax credit, net                                 (81)
                                                                      ----------

        Total tax expense                                              $  9,204
                                                                      ----------

        Components of Deferred Tax Assets and Liabilities
        Noncurrent liabilities
            Depreciation/property basis                                $ 20,519
            Income taxes recoverable                                     (1,556)
            Investment tax credit                                        (1,119)
            Other                                                        (5,681)
                                                                     ----------

                Net noncurrent deferred tax liabilities                  12,163
                                                                     -----------

        Net current deferred tax liabilities                              8,027
                                                                     -----------

               Total net deferred tax liabilities                     $  20,190
                                                                     -----------

The Dayton Power & Light Company
Natural Gas Retail Distribution Business



Interim Statement of Income
For the Nine Month Periods Ended
September 30, 2000 and 1999
Unaudited
(In Thousands)



                                                  For the Nine Months Ended
                                               September 30,      September 30,
                                                 2000                  1999

Revenues
    Revenues from external customers             $ 165,862             $ 147,216
    Related party revenues                           1,834                 3,593
                                           ----------------       --------------

        Total revenues                             167,696               150,809
                                           ----------------       --------------

Expenses
    Gas purchased for resale                       104,701                85,531
    Gas purchased for related parties                  927                 1,325
    Operation and maintenance                       17,058                16,071
    Depreciation and amortization                    6,615                 5,622
    General taxes                                   15,408                17,275
                                           ----------------       --------------

        Total expenses                             144,709               125,824
                                           ----------------       --------------

Income before income taxes                          22,987                24,985

Income taxes                                         7,832                 8,386
                                           ----------------       --------------

        Net income                               $  15,155             $  16,599
                                           ----------------       --------------


     The accompanying notes are an integral part of the financial statements.

The Dayton Power & Light Company
Natural Gas Retail Distribution Business


Interim Statement of Cash Flows
For the Nine-Month Periods Ended
September 30, 2000 and 1999
Unaudited
(In Thousands)


                                               For the Nine Months Ended
                                            Sepember 30,       September 30,
                                               2000                  1999

Operating activities
    Net income                              $  15,155              $  16,599
    Adjustments:
      Depreciation and amortization             6,615                  5,622
      Deferred income taxes                     2,194                 10,517
      Accounts receivable                      28,863                 35,566
      Inventories                              (2,129)                 5,904
      Accounts payable                        (15,832)               (15,268)
      Accrued taxes                           (10,515)               (19,031)
      Accrued purchased gas                   (13,499)               (16,053)
      Other deferred credits                   (1,317)                    23
      Other                                    24,198                  8,395
                                            ----------             -------------

        Net cash provided by
                operating activities           33,733                 32,274
                                            ----------             -------------

Investment activities
    Capital expenditures                       (6,835)                (7,190)
                                            ----------             -------------

Financing activities
    Net cash reverted to The Dayton Power
        & Light Company                       (26,898)               (25,084)
                                            ----------             -------------

Cash and Temporary Cash Investments
    Net change                                     -                      -
    Balance at beginning of year                   -                      -
                                            ----------             -------------

    Balance at end of period                $      -               $      -
                                            ----------             -------------


     The accompanying notes are an integral part of the financial statements.

The Dayton Power & Light Company
Natural Gas Retail Distribution Business



Interim Balance Sheet
As of September 30, 2000
Unaudited
(In Thousands)


Assets
Property:
    Gas property                                                      $ 337,595
    Accumulated depreciation and amortization                          (149,028)
                                                                    ------------

           Net property                                                 188,567
                                                                    ------------

Current assets:
    Cash and temporary cash investments                                       -
    Accounts receivable, less provision for uncollectible
     accounts of $193                                                    13,766
    Inventories, at average cost                                         44,083
    Taxes applicable to subsequent years                                  2,905
    Other                                                                 9,360
                                                                    ------------

           Total current assets                                          70,114
                                                                    ------------

Other assets                                                              4,611
                                                                    ------------

           Total assets                                               $ 263,292
                                                                    ------------

Capitalization and liabilities
Capitalization:
    Net investment in Natural Gas Retail Distribution Business        $ 184,735
                                                                    ------------

Current assets:
    Accounts payable                                                      6,837
    Accrued taxes                                                        15,273
    Accrued purchased gas                                                 2,244
    Customer construction advances                                        5,959
    Deferred taxes                                                        9,847
    Other                                                                 1,768
                                                                    ------------

           Total current liabilities                                     41,928
                                                                    ------------

Deferred credits and other:
    Deferred taxes                                                       15,373
    Unamortized investment tax credit                                     3,137
    Income taxes refundable through future revenues                       1,703
    Insurance and claims costs                                            1,030
    Other                                                                15,386
                                                                    ------------

           Total deferred credits and other                              36,629
                                                                    ------------

           Total capitalization and liabilities                       $ 263,292
                                                                    ------------

     The accompanying notes are an integral part of the financial statements.

The Dayton Power & Light Company
Natural Gas Retail Distribution Business



Notes to Financial Statements
September 30, 2000
(In Thousands)

1.       Basis of Presentation

         On October 31, 2000, The Dayton Power & Light Company (DP&L), a subsidiary of DPL Inc., sold its natural gas retail distribution business (the Gas Business) to Vectren Energy Delivery of Ohio, Inc. and Indiana Gas Company, Inc. pursuant to the terms of an asset purchase agreement dated December 14, 1999. Prior to the sale, the Gas Business operated as a division of DP&L. The Gas Business sells natural gas to residential, commercial, industrial and governmental customers in a 6,000 square mile area of West Central Ohio and provides natural gas to over 300,000 customers in 16 counties.

         The accompanying unaudited interim financial statements are presented on a carve-out basis and include the historical operations of the Gas Business. The assets and liabilities of the Gas Business have been reflected in these financial statements at DP&L's historical cost. The financial information in these interim financial statements does not include certain expenses and adjustments that would have been incurred had the Gas Business been a separate, independent company, and may not necessarily be indicative of results that would have occurred had the Gas Business been a separate, independent company during the periods presented or of future results of the Gas Business. The accompanying unaudited interim financial statements have been prepared on a historical basis and do not reflect any effects related to the sale of the Gas Business. For all periods presented on the accompanying interim income statement, the net income of the Gas Business was equal to its comprehensive income.

         These unaudited interim financial statements reflect all adjustments that, in the opinion of management, are necessary to provide a fair presentation of the financial position, results of operations and cash flows for the dates and periods covered. In the opinion of management, all such adjustments are of a normal recurring nature. Interim period results are not necessarily indicative of results of operations or cash flows for a full-year period. These unaudited interim financial statements should be read in conjunction with the audited financial statements of the Gas Business for the year ended December 31, 1999.

         All charges and allocations of costs for facilities, function and services performed by DP&L, which are discussed in more detail in Note 2, have been charged to owner's net investment by the Gas Business in the period in which the cost was recorded in the financial statements.

2.       Related Party Activities

         Cash Management

         DP&L uses a centralized cash management system. Cash deposits from the Gas Business are transferred to DP&L on a daily basis and DP&L funds the Gas Business disbursements as required. No interest has been charged or credited to transactions with the Gas Business.

         Shared Services

         DP&L provides certain general and administrative services to the Gas Business including finance, legal, information systems, benefits, advertising, customer services and facilities. The costs of these shared services (excluding employee benefits which are discussed below) are included in the Income Statement of the Gas Business generally based on the Gas Business' revenues, customers, employees or properties in relation to total DPL Inc. revenues, customers, employees or properties, as applicable. Management believes these methods of cost allocation are reasonable. Such costs during the nine-month periods ended September 30, 2000 and 1999 totaled approximately $5,640 and $4,280, respectively.

         Employee Benefits

         DP&L provides certain employee benefits to the Gas Business including health care, dental care, life insurance, long-term disability, pension plans and savings plans. The costs of these benefits are included in the Income Statement of the Gas Business based on labor utilization, which management believes to be reasonable. Such costs during the nine-month periods ended September 30, 2000 and 1999 totaled approximately $660 and $1,050, respectively.

         Insurance and Claims Costs

         The Gas Business receives certain property and liability, business interruption, and other risk insurance coverage from an affiliate subsidiary of DPL Inc. Costs charged to the Gas Business for this insurance coverage are based on the Gas Business' properties in relation to total DPL, Inc. properties, which management believes to be reasonable. Costs related to this insurance coverage during the nine-month periods ended September 30, 2000 and 1999 totaled approximately $460 and $600, respectively.

Indiana Gas Company, Inc.

Index

--------------------------------------------------------------------------------

Unaudited Pro Forma Combined Financial Statements                          Page

Introduction                                                                 1

Unaudited Pro Forma Combined Balance Sheet as of September 30, 2000          2


Unaudited Pro Forma Combined Statement of Income for the Year Ended
December 31, 1999                                                            3

Unaudited Pro Forma Combined Statement of Income for the Nine Months
Ended September 30, 2000                                                     4


Notes to Pro Forma Financial Statements                                      5

                            Indiana Gas Company, Inc.

                         Pro Forma Financial Information

The accompanying financial statements present the unaudited pro forma balance sheet as of September 30, 2000 and the unaudited pro forma statement of income for the nine months ended September 30, 2000 and for the year ended December 31, 1999.

On October 31, 2000, Vectren Corporation, the parent of Indiana Gas Company, Inc. (Indiana Gas), completed its acquisition of the natural gas distribution assets of The Dayton Power and Light Company (Acquisition) for approximately $465 million pursuant to an Asset Purchase Agreement dated December 14, 1999. Vectren acquired the gas utility assets as a tenancy in common through two separate wholly-owned subsidiaries. Operations will be conducted under the name Vectren Energy Delivery of Ohio, Inc. (VEDO). Under the acquisition structure, Indiana Gas holds a 47 percent undivided ownership interest and VEDO has a 53 percent undivided ownership interest.

The unaudited pro forma balance sheet as of September 30, 2000 is presented as if the Acquisition had occurred on September 30, 2000. The pro forma statement of income for the nine month period ended September 30, 2000 and for the year ended December 31, 1999 are presented as if the Acquisition had occurred at January 1, 1999. Indiana Gas' ownership is reflected as being accounted for on the equity method.

Preparation of the pro forma financial information was based on assumptions deemed appropriate by management. The pro forma information is unaudited and is not necessarily indicative of the results which actually would have occurred if the transaction had been consummated at the beginning of the period presented, nor does it purport to represent the future financial position and results of operation for future periods. The pro forma information should be read in conjunction with the audited historical financial statements of Indiana Gas filed on Form 10-K/A for the year ended December 31, 1999 and the unaudited financial statements of Indiana Gas filed on Form 10-Q for the fiscal quarter ended September 30, 2000.


               INDIANA GAS COMPANY, INC. AND SUBSIDIARY COMPANIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            As of September 30, 2000
                                 (In Thousands)


                                                                              Pro forma Adjustments
                                                                              ---------------------       Indiana
                                                                Indiana Gas        Dayton                   Gas
                                                                Historical       Acquisition             Pro Forma
                                                                ---------------------------------------------------
                         ASSETS
                         ------
Utility Plant:
     Original cost                                              $1,039,176       $        -              $1,039,176
     Less:  accumulated depreciation and amortization              425,599                -                 425,599
                                                                ----------       ----------              ----------
          Net utility plant                                        613,577                -                 613,577
                                                                ----------       ----------              ----------

Current Assets:
     Cash and cash equivalents                                       4,924           (2,724) (2b)             2,200
     Accounts receivable, less reserves of  $849                    22,304                -                  22,304
     Accrued unbilled revenues                                       8,669                -                   8,669
     Inventories                                                    10,400                -                  10,400
     Prepaid gas delivery service                                   46,788                -                  46,788
     Prepaid Taxes                                                  16,614                -                  16,614
     Recoverable fuel and natural gas costs                         16,218                -                  16,218
     Prepayments and other current assets                           13,531                -                  13,531
                                                                ----------       ----------              ----------
          Total current assets                                     139,448           (2,724)                136,724
                                                                ----------       ----------              ----------


Other Assets:
     Investment in unconsolidated corporation                            -          220,805 (3a)            220,805
     Unamortized debt costs                                         11,201                -                  11,201
     Regulatory income tax asset                                       528                -                     528
     Other                                                           2,721                -                   2,721
                                                                ----------       ----------              ----------
          Total other assets                                        14,450          220,805                 235,255
                                                                ----------       ----------              ----------

TOTAL ASSETS                                                    $  767,475       $  218,081              $  985,556
                                                                ==========       ==========              ==========


     The accompanying notes are an integral part of these pro forma combined financial statements.





                                    INDIANA GAS COMPANY, INC. AND SUBSIDIARY COMPANIES
                                        UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                                 As Of September 30, 2000
                                                      (In Thousands)


                                                                                      Pro forma Adjustments
                                                                                      ---------------------
                                                                      Indiana Gas               Dayton        Indiana Gas
                                                                        Historical              Acquisition    Pro Forma
                                                                   ----------------------------------------- --------------

              SHAREHOLDERS' EQUITY AND LIABILITIES

Capitalization:
     Common Stock and paid-in capital                           $  142,995       $        -              $  142,995
     Retained earnings                                              84,598                -                  84,598
                                                                ----------       ----------              ----------
          Total common shareholders' equity                        227,593                -                 227,593
      Long-term debt, net of current maturities                    211,274                -                 211,274
                                                                ----------       ----------              ----------
               Total capitalization                                438,867                -                 438,867
                                                                ----------       ----------              ----------

Commitments and Contingencies

Current Liabilities
     Notes payable                                                 142,784           29,621 (2c)            172,405
     Notes payable - affiliated company                                  -          188,460 (2c)            188,460
     Accounts payable                                               38,884                -                  38,884
     Refunds to customers and customer deposits                     12,529                -                  12,529
     Accrued taxes                                                   9,809                -                   9,809
     Accrued interest                                                6,637                -                   6,637
     Other current liabilities                                      15,015                -                  15,015
                                                                ----------       ----------              ----------
          Total current liabilities                                225,658          218,081                 443,739
                                                                ----------       ----------              ----------

Deferred Credits and Other Liabilities:
     Deferred income taxes                                          55,254                -                  55,254
     Accrued postretirement benefits other than pensions            30,291                -                  30,291
     Unamortized investment tax credits                              7,455                -                   7,455
     Other                                                           9,950                -                   9,950
                                                                ----------       ----------              ----------
          Total deferred credits and other liabilities             102,950                -                 102,950
                                                                ----------       ----------              ----------


TOTAL SHAREHOLDERS' EQUITY AND LIABILITIES                      $  767,475       $  218,081              $  985,556
                                                                ==========       ==========              ===========


     The accompanying notes are an integral part of these pro forma combined financial statements.

               INDIANA GAS COMPANY, INC. AND SUBSIDIARY COMPANIES
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                      For The Year Ended December 31, 1999
                                 (In Thousands)



                                                                          Pro forma Adjustments
                                                                          ---------------------

                                                               Indiana                                          Indiana
                                                                 Gas           Dayton        Acquisition          Gas
                                                              Historical     Acquisition     Adjustments       Pro Forma
                                                              ----------     -----------     -----------       ---------

OPERATING REVENUES                                            $ 431,361      $        -      $        -        $ 431,361
COST OF GAS                                                     226,817               -               -          226,817
                                                              ---------      ----------      ----------        ---------
        Total Margin                                            204,544               -               -          204,544
                                                              ---------      ----------      ----------        ---------
OPERATING EXPENSES:
     Operation and maintenance                                   91,829               -               -           91,829
     Depreciation and amortization                               34,585               -               -           34,585
     Income tax expense (benefit)                                16,734               -          (4,580)(3c)      12,154
     Taxes other than income taxes                               15,695               -               -           15,695
                                                              ---------      ----------      ----------        ---------
          Total operating expenses (benefit)                    158,843               -          (4,580)         154,263
                                                              ---------      ----------      ----------        ---------

OPERATING INCOME                                                 45,701               -           4,580           50,281

OTHER INCOME - NET                                                1,010               -               -            1,010
                                                              ---------      ----------      ----------        ---------

INCOME  BEFORE INTEREST                                          46,711               -           4,580           51,291

INTEREST EXPENSE                                                 16,969               -          13,085 (3b)      30,054
                                                              ---------      ----------      ----------        ---------

NET INCOME (LOSS) BEFORE EQUITY IN INCOME OF
UNCONSOLIDATED INVESTMENT                                        29,742               -          (8,505)          21,237

EQUITY IN INCOME OF UNCONSOLIDATED INVESTMENT                         -           8,457(3a)      (1,524)(3d)       6,933
                                                              ---------      ----------      ----------        ---------

NET INCOME (LOSS)                                             $  29,742      $    8,457      $  (10,029)       $  28,170
                                                              ---------      ----------      ----------        ---------


     The accompanying notes are an integral part of these pro forma combined financial statements.

               INDIANA GAS COMPANY, INC. AND SUBSIDIARY COMPANIES
               UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME `
                    For Nine Months Ended September 30, 2000
                                 (In Thousands)



                                                                                    Pro forma Adjustments
                                                                                    ---------------------
                                                             Indiana                                              Indiana
                                                               Gas                 Dayton        Acquisition        Gas
                                                             Historical         Acquisitions     Adjustments     Pro Forma
                                                           ------------         ------------     ------------    ----------
OPERATING REVENUES                                            $ 333,338         $       -        $        -        333,338
COST OF GAS                                                     192,849                 -                 -        192,849
                                                           ------------         ------------     ------------    ----------
        Total Margin                                            140,489                 -                 -        140,489
                                                           ------------         ------------     ------------    ----------

OPERATING EXPENSES:
     Operation and maintenance                                   72,908                 -                 -         72,908
     Merger Costs                                                15,726                 -                 -         15,726
     Depreciation and amortization                               27,329                 -                 -         27,329
     Income tax expense (benefit)                                   689                 -            (3,435) (3c)   (2,746)
     Taxes other than income taxes                               11,080                 -                 -         11,080
                                                           ------------         ------------     ------------    ----------
          Total operating expenses (benefit)                    127,732                 -            (3,435)       124,297
                                                           ------------         ------------     ------------    ----------

OPERATING INCOME                                                 12,757                 -             3,435         16,192

OTHER INCOME - NET                                                1,279                 -                 -          1,279
                                                           ------------         ------------     ------------    ----------

INCOME BEFORE INTEREST                                           14,036                 -             3,435         17,471

INTEREST EXPENSE                                                 15,422                 -             9,814 (3b)    25,236
                                                           ------------         ------------     ------------    ----------

NET INCOME (LOSS) BEFORE EQUITY IN INCOME OF
UNCONSOLIDATED INVESTMENT                                        (1,386)                -            (6,379)        (7,765)

EQUITY IN INCOME OF UNCONSOLIDATED INVESTMENT                         -             7,123 (2a)       (1,143) (3d)    5,980
                                                           ------------         ------------     ------------    ----------

NET INCOME (LOSS)                                             $ ( 1,386)          $ 7,123          $ (7,522)       $(1,785)
                                                           ------------         ------------     ------------    ----------


     The accompanying notes are an integral part of these pro forma combined financial statements.

               INDIANA GAS COMPANY, INC. AND SUBSIDIARY COMPANIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1.   Basis of Presentation

Vectren Corporation (Vectren) is a public utility holding company whose wholly-owned subsidiary, Vectren Utility Holdings, Inc. (VUHI), is the holding company of Vectren's two operating public utilities, Indiana Gas Company, Inc. (Indiana Gas) and Southern Indiana Gas and Electric. On October 31, 2000, Vectren completed its acquisition of the natural gas distribution assets of The Dayton Power and Light Company (Acquisition) for approximately $465 million pursuant to an Asset Purchase Agreement dated December 14, 1999. Vectren acquired the gas utility assets as a tenancy in common through two separate wholly-owned subsidiaries. Operations will be conducted under the name Vectren Energy Delivery of Ohio (VEDO). Under the acquisition structure, Indiana Gas holds a 47 percent undivided ownership interest and VEDO has a 53 percent undivided ownership interest.

The accompanying combined pro forma financial statements give effect to Indiana Gas' ownership interest in the Acquisition. The unaudited pro forma balance sheet as of September 30, 2000 is presented as if the Acquisition had occurred on September 30, 2000. The pro forma statement of income for the nine month period ended September 30, 2000 and for the year ended December 31, 1999 are presented as if the Acquisition had occurred at January 1, 1999. Indiana Gas' ownership is reflected as being accounted for on the equity method.

2.   Proforma Adjustments to Balance Sheet

(a) Pro forma adjustment to reflect Indiana Gas' 47 percent ownership interest in the acquired net assets:

     Tangible assets acquired                               $278,080
     Liabilities assumed                                      (7,881)
                                                            --------
                                                             279,199
     Goodwill                                                199,600
                                                            --------
                                                            $469,799
     Indiana Gas' ownership                                       47%
                                                            --------
     Equity Investment in Unconsolidated Corporation        $220,805
                                                            ========

(b) Pro forma adjustment to reflect the cash payment for Indiana Gas' portion of the transaction costs.

(c) Pro forma adjustment to reflect the debt required to fund Indiana Gas' ownership interest in the net assets. Indiana Gas funded its portion of the acquisition with $188,460 of intercompany borrowings from VUHI and $29,621 of commercial paper.

3.   Pro Forma Adjustments to Income Statements

(a) Pro forma adjustment to reflect Indiana Gas' 47 percent ownership interest in the acquired net assets. For the purpose of these pro forma income statements, 47 percent of the net income of Dayton Power and Light Company's natural gas retail distribution business has been reflected as the equity in VEDO's net income.

(b) Pro forma adjustment to reflect the interest expense on debt required to fund Indiana Gas' ownership interest in the acquired net assets. Short-term debt of $218,081 was borrowed at a rate of approximately 6.0 percent per annum (see 2c below).

(c) Pro forma adjustment to reflect the income tax benefit of the interest expense on a combined federal and state statutory rate of 35 percent.

(d) Pro forma adjustment to reflect Indiana Gas' equity in the amortization of the goodwill, net of tax. Recorded goodwill of $199,600 will be amortized over a period of 40 years.